Exhibit 10.2

FIRST Amendment

to

Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 11th day of March, 2020, by and among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) WESTRIVER INNOVATION LENDING FUND VIII, L.P., a Delaware limited partnership (“WestRiver”), as a lender (SVB and WestRiver and each of the other “ Lenders”  from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”), and (d) PHATHOM PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”), whose address is 100 Campus Drive, Suite 102, Florham Park, New Jersey 07932.

Recitals

A.Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement dated as of May 14, 2019 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that the Lenders amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.The Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendment to Loan Agreement.

2.1Section 14 (Definitions).  The following new terms and their respective definitions are inserted to appear alphabetically in Section 14.1 thereof:

““First Extension Event” means (a) Borrower has provided Agent, on or prior to June 1, 2021, with evidence reasonably satisfactory to Agent in Agent’s reasonable discretion that Borrower has received positive data with respect to Borrower’s phase 3 clinical trial for Vonoprazan in treatment of Helicobacter

Pylori Infection sufficient to file an NDA with the FDA and (b) the Term B Loan Advance has been made.”

““Second Extension Event”  means (a) Borrower has provided Agent, on or prior to January 1, 2022, with evidence reasonably satisfactory to Agent in Agent’s reasonable discretion that Borrower has received positive data with respect to Borrower’s phase 3 clinical trial for Vonoprazan in treatment of both Helicobacter Pylori Infection and Erosive Esophagitis sufficient to file an NDA with the FDA and (b) the Term B Loan Advance has been made.”

2.2Section 14 (Definitions).  The following terms and their respective definitions set forth in Section 14.1 are amended in their entirety and replaced with the following:

““Repayment Schedule” means the period of time equal to thirty-six (36) consecutive months, which shall be reduced to a period of time equal to twenty-nine (29) consecutive months upon the occurrence of the First Extension Event, and which shall be further reduced to a period of time equal to eighteen (18) calendar months upon the occurrence of the Second Extension Event.”

““Term Loan Amortization Date” is June 1, 2021, which shall be extended to January 1, 2022 upon the occurrence of the First Extension Event, and which shall be further extended to December 1, 2022 upon the occurrence of the Second Extension Event.”

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and the Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Agent on or prior to the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law, (b) any material agreement with a Person binding on Borrower, (c) any applicable material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made (or are being obtained pursuant to Section 6.1(b) of the Loan Agreement); and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.[Reserved.]

6.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent of this Amendment by each party hereto and (b) Borrower’s payment to Agent of Agent’s and the Lenders’ reasonable legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

By	/s/ David Socks

Name:	DAVID SOCKS

Title:	CHIEF FINANCIAL OFFICER, PRESIDENT, SECRETARY AND TREASURER

AGENT:

SILICON VALLEY BANK, as Agent

By

Name:

Title:

LENDERS:

SILICON VALLEY BANK

By

Name:

Title:

WESTRIVER INNOVATION LENDING FUND VIII, L.P.

By

Name:

Title:

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

By

Name:

Title:

AGENT:

SILICON VALLEY BANK, as Agent

By	/s/ Anthony Flores

Name:	Anthony Flores

Title:	Managing Director

LENDERS:

SILICON VALLEY BANK

By	/s/ Anthony Flores

Name:	Anthony Flores

Title:	Managing Director

WESTRIVER INNOVATION LENDING FUND VIII, L.P.

By

Name:

Title:

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

PHATHOM PHARMACEUTICALS, INC.

By

Name:

Title:

AGENT:

SILICON VALLEY BANK, as Agent

By

Name:

Title:

LENDERS:

SILICON VALLEY BANK

By

Name:

Title:

WESTRIVER INNOVATION LENDING FUND VIII, L.P.

By	/s/ Trent Dawson

Name:	Trent Dawson

Title:	CFO